J.P. MORGAN EXCHANGE-TRADED FUNDS
JPMorgan Active Value ETF
(the “Fund”)
(a series of JPMorgan Exchange-Traded Fund Trust)
Supplement dated November 1, 2021
to the Summary Prospectus and Prospectus dated October 4, 2021
Effective immediately, the fourth paragraph under the “Risk/Return Summary — What are the Fund’s main investment strategies?” section of the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following:
Investment Process: The portfolio managers employ a combination of the adviser’s U.S. Value strategy and the adviser’s Large Cap Value strategy to construct a portfolio for the Fund. This portfolio is unique and will be different from an investment in the two strategies directly. The adviser will invest in companies whose securities are, in the adviser’s opinion, undervalued when purchased, but which have the potential to increase the intrinsic value per share. The “intrinsic value” of a stock is an expression of what the adviser believes to be the stock’s true worth. The adviser employs a bottom‑up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance (“ESG”) factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
Effective immediately, the fourth paragraph under the “More About the Fund — Additional Information about the Fund’s Investment Strategies — Main Investment Strategies” section of the Fund’s Prospectus is hereby deleted and replaced with the following:
Investment Process: The portfolio managers employ a combination of the adviser’s U.S. Value strategy and the adviser’s Large Cap Value strategy to construct a portfolio for the Fund. This portfolio is unique and will be different from an investment in the two strategies directly. The adviser will invest in companies whose securities are, in the adviser’s opinion, undervalued when purchased, but which have the potential to increase the intrinsic value per share. The “intrinsic value” of a stock is an expression of what the adviser believes to be the stock’s true worth. The adviser employs a bottom‑up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser’s analysis includes a review of proprietary data, information self-reported by companies, data from third party vendors and internal fundamental research. As part of its investment process, the adviser seeks to assess the impact of ESG factors on the companies in which the Fund invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Fund’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Fund for reasons other than material ESG factors.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-AVETF-1121